UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported): January 27, 2004

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No Change

(Former name or former address, if changed since last report.)

Items 1.-11.       Not applicable.

Item 12. Results of Operations and Financial Condition.

The information contained in this Current Report including the accompanying exhibit, is being furnished and shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

On January 27, 2004, Harris Corporation issued a press release announcing, among other things, its earnings and financial results for the fiscal quarter ended January 2, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

		By:	/s/ Bryan R. Roub
		Name: Title:	Bryan R. Roub Senior Vice President and Chief Financial Officer

Date:	January 27, 2004

EXHIBIT INDEX

Exhibit No.
Under Regulation S-K, Item 601	Description

99.1	Press Release, issued by Harris Corporation on January 27, 2004, announcing earnings and financial results for the fiscal quarter ended January 2, 2004.